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                                                                   Exhibit 10.33

                            VIROPHARMA INCORPORATED
                          2001 EQUITY INCENTIVE PLAN

                          Effective November 14, 2001
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                            VIROPHARMA INCORPORATED
                          2001 EQUITY INCENTIVE PLAN

ViroPharma Incorporated adopted its 2001 Equity Incentive Plan effective November __, 2001 (the "Plan"). The purposes of the Plan are to: (a) further the growth and success of ViroPharma Incorporated (the "Company") and its Subsidiaries by enabling selected non-officer employees, Directors, consultants and advisors of the Company and any Subsidiaries to acquire shares of common stock of the Company, thereby increasing their personal interest in such growth and success and (b) to provide a means of rewarding outstanding performance of such persons. The terms of the Plan shall be incorporated in the Award Agreement to be executed by the Participant.

1.  Definitions

     1.1  "Affiliate" means, with respect to a Person, another Person that
           ---------
directly or indirectly controls, or is controlled by, or is under common control with such Person.

     1.2  "Award" means a grant of Options or Restricted Shares to an Eligible
           -----
Person pursuant to the provisions of this Plan. Each separate grant of Options or Restricted Shares to an Eligible Person and each group of Options that vests on a separate date, or a group of Restricted Shares with respect to which restrictions lapse on a separate date, is treated as a separate Award.

     1.3  "Award Agreement" means a written agreement substantially in the form
           ---------------
of Exhibit A-1, or such other form or forms as the Board or the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Award.

     1.4  "Award Committee" means a committee appointed by the Committee in
           ---------------
accordance with Section 3.1(b) of the Plan, and if one is appointed, then such committee shall possess all of the power and authority, and shall be authorized to take any and all actions required to be taken hereunder, and make any and all determinations required to be made hereunder, to the extent authorized by the Committee and the terms of the Plan.

     1.5  "Board" means the Board of Directors of the Company, as constituted
           -----
from time to time.

     1.6  "Change of Control" means the happening of an event, which shall be
           -----------------
deemed to have occurred upon the earliest to occur of the following events:

          a. the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

          b. the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

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          c.   the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation;

          d. the date any entity, Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (i) the Company, or (ii) any of its Subsidiaries, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (iv) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over, 50% or more of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of Directors who were either members of the Board on the date that this Plan was originally adopted by the Board or members of the Board for at least twelve (12) months before the date of such approval;

          e. the date the Board determines (in its sole discretion) that based on then-currently available information, the events described in
               Section 1.5(d) are reasonably likely to occur; or

          f. the first day after the date of this Plan when Directors are elected such that there is a change in the composition of the Board such that a majority of Directors have been members of the Board for less than twelve (12) months, unless the nomination for election of each new Director who was not a Director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the Directors then still in office who were Directors at the beginning of such period.

     1.7  "Code" means the Internal Revenue Code of 1986, as amended.
           ----


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     1.8  "Committee" means a committee appointed by the Board in accordance
           ---------
with Section 3.1 of the Plan, and if one is appointed, then such committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

     1.9  "Common Stock" means common stock of the Company, $.002 par value per
           ------------
Share.

     1.10  "Company" means ViroPharma Incorporated.
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     1.11  "Director" means an individual who is a member of the Board of
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Directors of any Subsidiary of the Company.

     1.12  "Disability" means a mental or physical disability of an Eligible
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Person that renders such Eligible Person unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity for a period of 90 consecutive days or longer, or for 90 days during any six-month period.

     1.13  "Eligible Person" means:
            ---------------

          a. with respect to Awards of non-qualified stock options, any person other than an Ineligible Person who: (i) is employed by the Company or by any of its Subsidiaries, (ii) is an advisor and/or consultant to the Company or any Subsidiary or (iii) is a Director;

          b. with respect to any Award of Restricted Shares, any person other than an Ineligible Person who: (i) is employed by the Company or by any of its Subsidiaries or (ii) is a Director.

     1.14  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
            ------------

     1.15  "Fair Market Value Per Share" means:
            ---------------------------

          a. If shares of Common Stock are traded in the over-the-counter market: the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The
                                                                          ---
               Wall Street Journal (or, if not so reported, as otherwise
               -------------------
               reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices.

          b. If shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market: the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street
                                                             ---------------
               Journal on the relevant
               -------

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               valuation date, or if there is no trading on that date, on the next preceding date on which there were reported share prices.

          c. If neither of Sections 1.14(a-b) apply, then the Fair Market Value Per Share of Common Stock shall be determined in good faith by the Board or the Committee in its sole discretion.

     1.16  "Ineligible Person" means any person who: (i) is the Company's
            -----------------
president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other person who performs a policy-making function for the Company, (ii) is an officer of one or more of the Subsidiaries to the extent that performs such policy-making functions identified in Section 1.16(i) for the Company or (iii) is a member of the Board of Directors of the Company.

     1.17  "Non-Employee Director" shall have the meaning set forth in Rule 16b-
            ---------------------
3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent it deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an outside director as that term is defined in the regulations under Section 162(m) of the Code.

     1.18  "Option" means a non-qualified stock option to purchase Shares that
            ------
is awarded pursuant to the Plan.

     1.19  "Other Available Shares" means, as of any date:
            ----------------------

          a.  the total number of  Shares owned by a Participant; in excess of

          b.  the sum of:

               i. the number of Shares owned by such Participant for less than six months; plus

               ii. the number of Shares owned by such Participant that has, within the preceding six months, been surrendered as payment in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate under any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate.

          If 1.19(a) is not greater than 1.19(b), the amount of "Other Available Shares" shall be zero.


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     1.20  "Participant" means an Eligible Person to whom an Award is granted
            -----------
pursuant to the Plan.

     1.21  "Person" means an individual, partnership, corporation, limited
            ------
liability company, trust, joint venture, unincorporated association, or other entity or association.

     1.22  "Plan" means this ViroPharma Incorporated Stock Option and Restricted
            ----
Share Plan, as amended from time to time.

     1.23  "Pool" means the pool of Shares subject to the Plan, as described in
            ----
Article 4, and as adjusted in accordance with Article 7 of the Plan.

     1.24  "Restricted Shares" means Shares that are subject to restrictions
            -----------------
pursuant to Article 6 of the Plan.

     1.25  "Securities Act" means the Securities Act of 1933, as amended.
            --------------

     1.26  "Shares" means shares of Common Stock including, without limitation,
            ------
Restricted Shares.

     1.27  "Subsidiary" means a subsidiary corporation, whether now or hereafter
            ----------
existing, as defined in Sections 424(f) and (g) of the Code.

2.   Participation

Subject to the terms of the Plan, the Board, the Committee or the Award Committee (i) will select Participants from among the Eligible Persons and (ii) may make Awards at any time and from time to time to Eligible Persons. Any Award may include or exclude any Eligible Person, as the Board, the Committee or the Award Committee shall determine in its sole discretion. An Eligible Person who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

3.   Administration

     3.1  Procedure.
          ---------

          (a)    Committee. The Board shall administer the Plan. The Board may
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at any time appoint a Committee of Non-Employee Directors of at least two persons to administer the Plan on behalf of the Board subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to an Award to himself or herself. From time to time the Board may increase the size of the Committee and appoint additional members thereto,

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remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (b)  Award Committee.  To the extent authorized by the Board, the
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Committee may at any time appoint an Award Committee of at least two officers of the Company to administer the Plan on behalf of the Committee to the fullest extent allowed by law subject to such terms, conditions and limitations as the Committee may prescribe. Members of the Award Committee shall serve for such period of time as the Committee may determine. Members of the Award Committee who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Award Committee during which action is taken with respect to an Award to himself or herself. From time to time the Committee may increase the size of the Award Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Award Committee and thereafter directly administer the Plan.

     3.2  Powers.  Subject to the provisions of the Plan:
          ------

          (a) The Board or the Committee shall have the authority, in its discretion:

               1.   to make Awards to any Eligible Person;

               2.   to determine the Fair Market Value Per Share;

               3. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

               4. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

               5. to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

               6. to prescribe, amend and rescind rules and regulations relating to the Plan;

               7. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

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               8.   to determine the conditions that must be satisfied under any
                    Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee;

               9. to accelerate the vesting or exercise date of any Option and/or to waive, in whole or in part any or all remaining restrictions on any Restricted Shares;

               10. to interpret the Plan or any agreement entered into with respect to an Award, the exercise of Options, or the removal of restrictions on Restricted Shares;

               11. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company's rights pursuant to Awards or Award Agreements; and

               12. to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          (b) To the fullest extent permitted by applicable law and subject to the scope of authority delegated by the Board and/or the Committee, the Award Committee shall have the authority, in its discretion:

               1. to make Awards to any Eligible Person identified in Section 1.13(a)(i) or Section 1.13(b)(i) of the Plan;

               2.   to determine the Fair Market Value Per Share;

               3. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

               4. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

               5. subject to the limitations set forth in Section 3.2(b)(1), to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

               6. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with

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                    the terms of other Awards and Award Agreements) and, with
                    the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

               7. to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee; and

               8. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company's rights pursuant to Awards or Award Agreements.

     3.3  Effect of Decisions.  All decisions, determinations and
          -------------------
interpretations of the Board, the Committee or the Award Committee shall be final and binding with respect to all Awards and Award Agreements under the Plan.

     3.4  Limitation of Liability.  Notwithstanding anything herein to the
          -----------------------
contrary, no member of the Board, the Committee or the Award Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan, any Award, or any Award Agreement hereunder.

4.   Stock Subject to the Plan

     4.1  Subject to the provisions of this Article 4 and the provisions of
Article 7 of the Plan, no more than 500,000 Shares of Common Stock (collectively, the "Pool"), may be awarded and sold under the Plan, of which a maximum of 10% of the Shares reserved for issuance hereunder may be awarded and sold or granted as Restricted Shares. No more than 500,000 Shares of Common Stock may be awarded and sold (or, in the case of Restricted Shares with no purchase price, granted) under the Plan to any individual Participant. Options awarded from the Pool shall be non-qualified stock options. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares shall be returned to the Pool and become available for future award under the Plan, unless the Plan was terminated earlier. Similarly, if and to the extent that any Restricted Share is canceled, repurchased or forfeited for any reason, that Share will again become available for grant under the Plan.

     4.2 Shares to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, from authorized but unissued Shares and/or from previously issued Shares reacquired by the Company.

5.   Terms and Conditions of Options


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     5.1  Option Awards.  Options may be granted either alone or in conjunction
          -------------
with other Awards. Each Option awarded pursuant to the Plan shall be authorized by the Board, the Committee or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee or the Award Committee may from time to time determine. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Options will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

     5.2  Option Award Agreements.  Each Award Agreement shall incorporate by
          -----------------------
reference all other terms and conditions of the Plan, including the following terms and conditions:

          a.   Number of Shares.  The Award Agreement shall state the number of
               ----------------
               Shares subject to the Option, which shall not include fractional Shares.

          b.   Option Price.  The price per Share payable on the exercise of any
               ------------
               Option shall be stated in the Award Agreement and may be equal to, more or less than the Fair Market Value Per Share on the date such Option is awarded, without regard to any restriction other than a restriction that will never lapse.

          c.   Form of Option.  The Award Agreement will that the Option is a
               --------------
               non-qualified stock option, and will constitute a binding determination as to the form of Option awarded, subject to the provisions of Section 5.5(c) below.

The Award Agreement may contain such other provisions as the Board, the Committee or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

     5.3  Consideration.  The Board or the Committee shall determine the method
          -------------
of payment for the Shares to be issued upon the exercise of an Option, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate Option price, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Option
-----------------
price only if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares to be surrendered in satisfaction of the Option price; provided further, that the Option price may
                                  ----------------
not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of

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such Participant representing Shares legally and beneficially owned by such
Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the option price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

     5.4  Exercise of Options.  Any Option awarded hereunder shall be
          -------------------
exercisable at such times and under such conditions as shall be set forth in the Award Agreement (as may be determined by the Board, the Committee or the Award Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. If an Option is exercised for a fraction of a Share, the Fair Market Value of such fractional Share, as of the date of exercise, will be paid in cash.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Award Agreement. Full payment may consist of such consideration and method of payment allowable under this Article 5 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is earlier than the date the Option is exercised, except as provided in Article 7 of the Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Participant, deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option by the number of Shares as to which the Option is exercised.

     5.5  Term and Vesting of Options.
          ---------------------------

          a. Except as provided in Section 5.6(d), Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Board, the Committee or the Award Committee

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

               shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

          b. Notwithstanding any other provision of this Plan, no Option shall be: (i) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (ii) exercisable more than ten (10) years from the date of award.

          c. The awarding or vesting of an Option shall impose no obligation upon the Participant to exercise such Option.

          d. A recipient of an Option shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

     5.6  Termination of Options.
          ----------------------

          a. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board, the Committee or the Award Committee and set forth in the Award Agreement, and shall be void and unexercisable thereafter.

          b. Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an employee or Director, upon the termination of such Participant's employment or other relationship with the Company for any reason, Options exercisable on the date of such termination shall be exercisable by the Participant (or in the case of the Participant's death subsequent to termination of employment or such other relationship, by the Participant's executor(s) or administrator(s)) for a period of three (3) months from the date of the Participant's termination.

               Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an advisor or consultant, the termination of such Participant's relationship with the Company for any reason shall not accelerate the expiration date of Options exercisable on the date of termination; provided
                                                                  --------
               however, that if such Participant dies following such
               -------
               termination, the Option shall be exercisable for a period of twelve (12) months commencing on the date of the Participant's death by such Participant's executor(s) or administrator(s).

          c. Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of a Participant while in the service of the

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               Company, Options held by such Participant which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Participant's Disability or death, by the Participant or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

          d. Options may be terminated at any time by agreement between the Company and the Participant.

     5.7  Forfeiture.
          ----------

          a.   Termination for Cause.  Notwithstanding any other provision of
               ---------------------
               this Plan, if the Participant's employment or engagement is terminated by the Company, and the Board or the Committee makes a determination that the Participant:

               i. has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

               ii.  has been convicted of a felony;

               iii. has disclosed trade secrets or confidential information of the Company; or

               iv. has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise;

               then all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for such a finding, and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant and the Company shall refund to the Participant the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

          b.   Non-Competition.  Notwithstanding any other provision of this
               ---------------
               Plan, if, during the 3-month period following a termination of service, which period shall be extended to 12 months in the event of a termination due to Disability, a Participant who is not a consultant or advisor commences any employment or engagement with or by a competitor of the Company

               (including, but not limited to, full or part-time employment or independent consulting work), as determined in the sole discretion of the Board or the Committee, all unexercised Options shall terminate immediately upon the commencement thereof. In the event a Participant who is a consultant or advisor has entered into an agreement with the Company that contains non-competition covenants and such consultant or advisor violates the terms of his or her non-competition covenant, all unexercised Options shall terminate immediately upon the date of such violation.

6.   Terms and Conditions of Restricted Shares

     6.1  Restricted Share Awards.  Restricted Shares may be granted either
          -----------------------
alone or in conjunction with other Awards. Restricted Shares granted under an Award will be issued for such consideration, if any, as the Board, the Committee or the Award Committee shall determine. Any Restricted Shares awarded pursuant to the Plan shall be authorized by the Board, the Committee or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board or the Committee may from time to time determine. The Board, the Committee or the Award Committee will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

     6.2  Restricted Share Award Agreements.  Each Award Agreement shall
          ---------------------------------
incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

          a.   Number of Shares.  The Award Agreement shall state the number of
               ----------------
               Restricted Shares subject to the Award, which shall not include fractional Shares.

          b.   Price.  The price per Restricted Share, if any, and the time of
               -----
               payment for the awarding of the Restricted Shares shall be stated in the Award Agreement.

The Award Agreement may contain such other provisions as the Board, the Committee or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

     6.3  Consideration.  The Board or the Committee shall determine the method
          -------------
of payment, if any payment is required, for the Restricted Shares to be granted under an Award, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate price payable for the restricted Shares, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the
----------------
Restricted Share price only if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date on which payment is due that is at least equal to the number of Shares to be surrendered in satisfaction of the Restricted Share price; provided further,
                                                              ----------------
that the Restricted Share price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under
Section 16(b) of the Exchange Act to a Participant.

Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Restricted Share price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Restricted Share price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the Restricted Share price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to satisfy a Restricted Share price as it deems appropriate.

     6.4  Restricted Share Certificates and Legends.  A share certificate will
          -----------------------------------------
be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, any other applicable agreement, or by applicable law:

          THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE VIROPHARMA INCOPORATED STOCK OPTION AND RESTRICTED SHARE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND VIROPHARMA INCORPORATED (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF VIROPHARMA INCORPORATED AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Share Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Restricted Shares covered by such Award.

     6.5  Restrictions and Conditions.  Restricted Shares awarded pursuant to
          ---------------------------
this Article 6 will be subject to the following restrictions and conditions:

          a. Except as provided in Section 6.6, the restrictions on Restricted Shares shall lapse in accordance with such conditions as the Board, the Committee or the Award Committee shall determine, which conditions shall be stated in the Award Agreement and which may include the continued employment, engagement or service of the recipient for a period of time, the attainment of specified individual or corporate performance goals, or any other factors that the Board, the Committee or the Award Committee selects, in its sole and absolute discretion. During the period beginning on the date of an Award of Restricted Shares and ending when the restrictions on such Restricted Shares lapse as set forth in the Award Agreement or pursuant to Section 3.2(i) or Article 12 (the "Restriction Period"), the Participant will not be permitted to
                ------------------
               sell, transfer, pledge, assign or otherwise encumber such Restricted Shares.

          b. During the Restriction Period, the Participant will be entitled to receive any cash distributions or dividends paid with respect to Restricted Shares and will be entitled to vote such Restricted Shares. Consistent with Article 7, a Participant will be entitled to receive any distributions or dividends paid in the form of securities with respect to Restricted Shares, but such securities will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

          c. If and when the restrictions on Restricted Shares lapse through the expiration of the Restriction Period or pursuant to Section 3.2(i) or Article 12, the certificates for such Restricted Shares will be replaced with new certificates, without the restrictive legends described in Section 6.4 applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died) at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died).

     6.6  Forfeiture.
          ----------

          a. Except as otherwise provided herein or by the terms of any Award Agreement, upon the termination of a Participant's employment or other relationship with the Company for any reason, all of that Participant's Restricted Shares then subject to a Restriction Period will be forfeited.

          b. Except as otherwise provided herein or by the terms of any Award Agreement, if an individual or corporate performance goal specified in an Award Agreement is not attained, and if it is not possible later to attain such goal, all of a Participant's Restricted Shares then subject to a Restriction Period linked to the attainment of such goal will be forfeited.

          c. Restricted Shares may be forfeited at any time during the applicable Restriction Period by agreement between the Company and the Participant.

          d. If a Participant has paid the Company for Restricted Shares that are subsequently forfeited, the Company shall refund to the Participant the amounts paid to it for the forfeited Restricted Shares in the same form as it was paid (or in cash at the Company's discretion).

7.   Adjustments

     7.1 Subject to required action by the stockholders, if any, the number of Shares that may be granted under this Plan, including the individual limit specified in Article 4, and the number of Shares subject to outstanding Awards of Options and Restricted Shares and the exercise or, if applicable, purchase prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or any similar change affecting Common Stock.

     7.2 No fractional Shares shall be issuable on account of any action mentioned in Section 7.1, and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be increased to the next highest whole number of Shares resulting from such action.

8.   Time of Award

The date of an Award shall, for all purposes, be the date which the Board or the Committee specifies when the Board or the Committee makes its determination that an Award is made, or if none is specified, then the date of such determination. Notice of the determination shall be given to each Eligible Person to whom an Award is made within a reasonable time after the date of such Award.

9.   Modification, Extension and Renewal of Award

Subject to the terms and conditions of the Plan, the Board or the Committee may modify, extend or renew an Award, or accept the surrender of an Award to the extent that an Option under the Award has not already been exercised, or the restrictions on Restricted Shares under the Award have not already lapsed. Notwithstanding the foregoing, no modification of an Award that adversely affects the Participant shall be made without the consent of the Participant.

10.  Purchase for Investment and Other Restrictions

     10.1 The obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan is conditioned upon such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

     10.2 At the option of the Board or the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO VIROPHARMA INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Participant resides, the certificate or certificates may bear any such legend.

11.  Transferability

No Award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, the Participant's rights regarding Awards shall be exercisable only by such Participant, or, in the event of the legal incapacity or Disability of such Participant, then by the Participant's legal guardian or representative.

12.  Change of Control

     12.1  Discontinuation of Plan and Non-Substitution of Shares.
           ------------------------------------------------------
Notwithstanding anything to the contrary set forth in this Plan other than
Section 12.3, if there is a Change of Control in which the Plan is not continued by a successor corporation, and in which equivalent, substituted options for common stock and substituted restricted shares in a successor corporation are not provided to Participants, then the Plan shall be terminated and, for a Participant who is an employee of the Company or any of its Subsidiaries or who is a Director, all unvested options shall vest and restrictions on Restricted Shares shall lift, as follows:

           a. if the Participant has been employed by the Company or a Subsidiary or has been a Director for at least two years as of the Change of Control, then: (i) all of the Participant's unvested Options shall be fully and immediately vested and exercisable, and (ii) the restrictions on all of the Participant's Restricted Shares shall lapse and the Shares shall become nonforfeitable; and

           b. if the Participant has been employed by the Company or a Subsidiary or has been a Director for less than two years as of the Change of Control, then: (i) fifty percent (50%) of the Participant's unvested Options as of the date of the Change of Control shall be immediately vested and exercisable and the remaining portion of the Options which are not vested shall lapse and be forfeited, and (ii) the restrictions on fifty percent (50%) of all of the Participant's Restricted Shares subject to a Restriction Period as of the date of the Change of Control shall lapse and the remaining portion of such Restricted Shares shall be forfeited.

     12.2  Continuation of Plan or Substitution of Shares.  If there is a Change
           ----------------------------------------------
of Control in which the Plan is continued by a successor corporation or in which equivalent substituted options for common stock and substituted restricted shares in a successor corporation are provided to Participants, with respect to Participants who are employees of the Company or any of its Subsidiaries or who are Directors, Options shall vest and restrictions on Restricted Shares shall lift as follows:

           a. if a Participant who is employed by the Company or is a Director at the time of a Change of Control is not offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then any unvested Options and Restricted Shares held by such Participant as of the date of the Change of Control shall be fully and immediately vested and exercisable and shall have restrictions lifted in accordance with Section 12.1(a) or 12.1(b), as applicable, taking into account all service performed with the Company in any capacity for purposes of vesting; and

           b. if any Participant is offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then Options and Restricted Shares shall not be subject to accelerated vesting; provided however, that if the Participant's employment with the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then any unvested Options and Restricted Shares or substituted options or restricted shares shall be fully and immediately vested and exercisable and have restrictions lifted at the date of the Participant's termination of employment in accordance with Section 12.1(a) or 12.1(b), as applicable, taking into account service performed with the Company and the successor corporation and all related employers for purpose of vesting.

     12.3 Notwithstanding Sections 12.1 and 12.2 hereof, any Participant who is a "disqualified individual," as that term is defined in Section 280G(c) of the Code, shall be notified by the Board or the Committee of any event that may constitute a Change of Control in advance of the effective date of such Change of Control. Notice shall be provided, in the sole discretion of the Committee, as soon as reasonably practicable before the Change of Control. The disqualified individual may refuse to accept accelerated vesting of his or her Award after consideration of the tax consequences to such disqualified individual resulting from the Change of Control, provided that any such refusal shall be communicated to the Committee in writing before the Change of Control. If it is not practicable to provide advance notice of such Change of Control, the disqualified individual will be deemed to have elected to refuse such acceleration, but only to the extent that it is determined, as soon as practicable after the Change of Control, that accelerated vesting will result in negative tax consequences under Section 280G of the Code.

     12.4 In addition to arranging for the exchange of Options for options to purchase common stock in a successor corporation and the exchange of Restricted Shares for similarly restricted shares of common stock in a successor corporation, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and (i) to distribute, or cause to be distributed, to each Participant cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to a Participant shall reflect the deduction of the exercise price the Participant would have paid to purchase such Shares and (ii) to redeem, or cause to be redeemed, any Restricted Share for cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Restricted Shares at the time of the Change in Control. The form of payment or distribution to the Participant pursuant to this Section shall be determined by the Committee.

13.  Amendment of the Plan

Insofar as permitted by law and the Plan, the Board or the Committee may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Award, including amendments necessary or advisable to assure that non-qualified stock options and Restricted Shares available under the Plan continue to be treated as such, respectively, under all applicable laws.

14.  Application of Funds

The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options and any sale of Restricted Shares shall be used for general corporate purposes or such other purpose as may be determined by the Board.

15.  Effective Date of Plan

This Plan shall become effective on the date that it is adopted by the Board.

16.  Conditions Upon Issuance of Shares

Shares shall not be issued pursuant to the exercise of an Option or grant of Restricted Shares unless the exercise of such Option or grant of such Restricted Shares and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

17.  Reservation of Shares

     17.1 The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.2 The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and/or sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.  Taxes, Fees, Expenses and Withholding of Taxes

     18.1 The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options and Restricted Shares and/or the issue and transfer of Shares pursuant to the exercise of Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

     18.2 The granting of Awards hereunder and the issuance of Shares pursuant to the grant of Restricted Shares and the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under federal, state or local law
as a result of:   the grant of an Award, the vesting of an Option, the exercise of an Option, the lapse of restrictions with respect to Restricted Shares, or the sale of Shares. To the extent that compensation or other amounts, if any, payable to the Participant is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant (or such other person entitled herein to exercise the rights associated with such Award), as a condition of the exercise of an Option or grant of Restricted Shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company. With respect to Restricted Shares, the minimum required withholding obligations may be settled in Shares that are part of the Award that gives rise to the withholding requirement.

19.  Miscellaneous

     19.1  Notices.  Any notice to be given to the Company pursuant to the
           -------
provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option or granted pursuant to an Award of Restricted Shares to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

     19.2  No Enlargement of Participant Rights.  This Plan is purely voluntary
           ------------------------------------
on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     19.3  Information to Participants.  The Company, upon request, shall
           ---------------------------
provide without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

     19.4  Availability of Plan.  A copy of this Plan shall be delivered to the
           --------------------
Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

     19.5  Section Headings.  The descriptive headings of this Plan are for
           ----------------
convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Plan.

     19.6  Invalid Provisions.  If any provision of this Plan is found to be
           ------------------
invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed to render any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

     19.7  Applicable Law.  This Plan shall be governed by and construed in
           --------------
accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of law principles of Pennsylvania or any other jurisdiction.


           Executed this 14th day of November, 2001.


[Corporate Seal]                             VIROPHARMA INCORPORATED


Attest:  /s/ Thomas F. Doyle                 By: /s/ Michel de Rosen
        -----------------------------            ---------------------------

                            VIROPHARMA INCORPORATED
                          2001 EQUITY INCENTIVE PLAN

                     NON-QUALIFIED STOCK OPTION AGREEMENT


     ViroPharma Incorporated (the "Company") hereby grants to ____________________________ (the "Optionee") an option to purchase a total of
__________ shares of Common Stock of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms, definitions and provisions of the ViroPharma Incorporated 2001 Equity Incentive Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings when used herein.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an Incentive Stock Option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

     2. Date of Grant; Term of Option. This Option is granted this _____ day of ________________, 200_, and it may not be exercised later than _______________________, subject to earlier termination, as provided in the Plan.

     3.  Option Exercise Price.  The Option exercise price is $_____ per Share.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

         (a) Right to Exercise. This Option shall vest and be exercisable as follows: [VESTING SCHEDULE HERE]

         (b) Method of Exercise. This Option shall be exercisable during its term by written notice which shall state the election to exercise this Option, the number of full Shares in respect to which this Option is being exercised and which shall contain or be accompanied by such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be reasonably required by the Company as contemplated by the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price. Payment of the purchase price shall be by check or such other consideration and other method of payment as may be authorized by the Board or the Committee pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and, if required by applicable law, shall be legended as required under the Plan.

         (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities laws or other laws or regulations.

     5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

         (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

         (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

     6. Termination of Status as an Eligible Person. Subject to the provisions of Section 7 hereof:

         (a) If the Optionee is other than a consultant or advisor to the Company and ceases to be employed by or provide services to the Company or its Subsidiaries for any reason other than death or Disability, the Optionee (or in the event the Optionee dies following termination of employment, then the Optionee's executor or administrator) shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination;

         (b) If the Optionee is other than a consultant or advisor to the Company and ceases to be employed by the Company due to death or Disability, this Option may be exercised at any time within the twelve (12) month period after the date of death or termination of employment due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination; and

         (c) if the Optionee is as a consultant or advisor to the Company, such termination shall not accelerate the expiration date of the Option; provided, however, that if the Optionee dies following such termination, then the Option must be exercised within the twelve (12) month period following the date of death;

provided, however, that to the extent that the Optionee was not entitled to exercise the Option at the date of termination or employment or service , or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

     7.  Forfeiture of Option.

         (a) Termination for Cause.  Notwithstanding any other provision of
             ---------------------
this Option, if the Optionee's employment or service is terminated by the Company and the Board or the Committee makes a determination that the Optionee
(i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment, or has breached any fiduciary duty owed to the Company, or (ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate on the earlier of the date of termination for "cause" or the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

         (b) Non-Competition.  Notwithstanding any other provision of this
             ---------------
Option, if, during the 3-month period following a termination of service, which period shall be extended to 12 months in the event of a termination due to Disability, (i) an Optionee who is other than a consultant or advisor to the Company commences any employment or engagement with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined in the sole discretion of the Board or the Committee, or (ii) an Optionee who is a consultant or advisor, has entered into an agreement with the Company which contains non-competition covenants and violates the terms of his or her non-competition covenant, as determined in the sole discretion of the Board or the Committee, then in either case all of such Optionee's unexercised Options shall terminate immediately upon the commencement of such competitive activity.

     8. Non-transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee (or by such Optionee's representative pursuant to Section 6). Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. Continuation of Employment or Engagement. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or any of its Subsidiaries or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

     10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board or the Committee is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

     12. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

     13. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

     14. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.


     IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this instrument this _____ day of __________, 200_.

                                       VIROPHARMA INCORPORATED

                                       By:    _________________________

                                       Name:  _________________________

                                       Title: _________________________

                                ACKNOWLEDGMENT
                                --------------


     The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof and hereby accepts this Option subject to all of the terms and provisions of the Option Agreement and the ViroPharma Incorporated 2001 Equity Incentive Plan (the "Plan"). The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan.


Date: ____________________             _________________________
                                       Signature of Optionee

                                       _________________________
                                       Name of Optionee

                                       _________________________
                                       Address

                                       _________________________
                                       City, State, Zip Code